UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 2, 2022
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 1.01.	Entry into a Material Definitive Agreement

On November 2, 2022, Rayonier Inc. ("Rayonier"), entered into agreements to acquire approximately 172,400 acres of timberlands from Manulife Investment Management ("Seller") for approximately $474 million in the aggregate (the "Acquisition"). The timberlands to be acquired are located in Texas, Georgia, Alabama, and Louisiana. Rayonier is required to deposit earnest money of $21.9 million for the benefit of the Seller, which is recoverable only in the event specified breaches of the agreements result in liabilities to Rayonier in excess of 10% of the aggregate purchase price. The Acquisitions are subject to customary title and other closing conditions and expected to close in the fourth quarter of 2022. Rayonier expects to finance the Acquisitions with cash on hand and the proceeds from incremental borrowings through the Farm Credit System. The description of the agreements in this report is a summary and is qualified in its entirety reference to the full text of the agreements, copies of which will be filed with the Company’s next Annual Report on Form 10-K.

ITEM 7.01.	Regulation FD Disclosure
On November 2, 2022, Rayonier issued a press release announcing that it had entered into a definitive agreement to complete the Acquisitions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on November 2, 2022, the Company posted an investor presentation relating to the Acquisitions on the Company’s website at www.rayonier.com. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated November 2, 2022.
99.2	Investor presentation dated November 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ Mark R. Bridwell
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ Mark R. Bridwell
Mark R. Bridwell
Vice President, General Counsel, and Corporate Secretary

November 2, 2022

2